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Exhibit 10.6

Audit Committee Charter

        The audit committee is a committee of members of the board of directors of Environmental Remediation Holding Corporation ("ERHC"). Its primary function is to assist the board in fulfilling its oversight responsibilities by reviewing the financial information, which will be provided to the shareholders and others, the systems of internal controls which management and the board of directors have established, and the audit process.

        In meeting its responsibilities, the audit committee is expected to:

          1.    Provide an open avenue of communication between the independent accountant and the board of directors.

          2.    Review and update the committee's charter annually.

          3      Recommend to the board of directors the independent accountants to be nominated, approve the compensation of the independent accountant, and review and approve the discharge of the independent accountants.

          4.    Confirm and assure the independence of the independent accountant, including a review of management consulting services and related fees provided by the independent accountant.

          5.    Inquire of management and the independent accountant about significant risks or exposures and assess the steps management has taken to minimize such risk to ERHC.

          6.    Consider, in consultation with the independent accountant, the audit scope and plan of the independent accountant.

          7.    Consider with management and the independent accountant the rationale for employing audit firms other than the principal independent accountant.

          8.    Review with the independent accountant the coordination of audit effort to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

          9.    Consider and review with the independent accountant:

            (a)  The adequacy of the company's internal controls including computerized information system controls and security.

            (b)  Any related significant findings and recommendations of the independent accountant and internal auditing together with management's responses thereto.

          10.  Review with management and the independent accountant at the completion of the annual examination.

            (a)  ERHC's annual financial statements and related footnotes.

            (b)  The independent accountant's audit of the financial statements and its report thereon.

            (c)  Any significant changes required in the independent accountant's audit plan.

            (d)  Any serious difficulties or disputes with management encountered during the course of the audit.

            (e)  Other matters related to the conduct of the audit, which are to be communicated to the committee under generally accepted auditing standards.

          11.  Review filings with the Securities and Exchange Commission ("SEC") and other published documents containing ERHC's financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

          12.  Review with management and the independent accountant, the interim financial report before it is filed with the SEC or other regulators.

          13.  Review policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets and consider the results of any review of these areas by the independent accountant.

          14.  Review with the independent accountant the results of their review of ERHC's monitoring compliance with its code of conduct.

          15.  Review legal and regulatory matters that may have a material impact on the financial statements, related compliance policies, and programs and reports received from regulators.

          16.  Meet with the independent accountant and management in separate executive sessions to discuss any matters that the committee or these groups believe should be discussed privately with the audit committee.

          17.  Report committee actions to the board of directors with such recommendations as the committee may deem appropriate.

          18.  Prepare a letter for inclusion in the annual report that describes the committee's composition and responsibilities, and how they were discharged.

          19.  The audit committee shall have the power to conduct or authorize investigations into any matters within the committee's scope of responsibilities. The committee shall be empowered to retain independent counsel, accountants, or others to assist in the conduct of any investigation.

          20.  The committee shall meet at least four times per year or more frequently as circumstances require. The committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

          21.  The committee will perform such other functions as assigned by law, ERHC's charter or bylaws, or the board of directors.

        Audit committee members and the committee chairman shall be designated by the full board of directors.

        The duties and responsibilities of a member of the audit committee are in addition to those duties set out for a member of the board of directors.

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Audit Committee Charter